10.23.1

NINTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT, JOINDER AND CONSENT
This Ninth Amendment to Loan and Security Agreement, Joinder and Consent (this “Amendment”) is entered into as of March 23, 2015, among COMERICA BANK (“Bank”), UPLAND SOFTWARE, INC., a Delaware corporation f/k/a Silverback Enterprise Group, Inc. (“Upland”), UPLAND SOFTWARE I, INC., a Delaware corporation f/k/a PowerSteering Software, Inc. (“Upland I”), UPLAND SOFTWARE III, LLC, a Delaware limited liability company f/k/a LMR Solutions LLC (“Upland III), UPLAND SOFTWARE IV, INC., a Nebraska corporation f/k/a FileBound Solutions, Inc. (“Upland IV”), UPLAND SOFTWARE V, INC. a Delaware corporation f/k/a ComSci, Inc. (“Upland V”), UPLAND SOFTWARE VI, LLC, a New Jersey limited liability company f/k/a ComSci, LLC (“Upland VI”), and UPLAND SOFTWARE VII, INC., a Delaware corporation f/k/a/ Clickability, Inc. (“Upland VII”, and collectively with Upland, Upland I, Upland III, Upland IV, Upland V and Upland VI, the “Prior Borrower Group”) and UPLAND IX, LLC, a Delaware limited liability company (“Upland IX”, and collectively with the Prior Borrower Group, the “Borrowers” and each individually, a “Borrower”).
RECITALS
A.    The Prior Borrower Group and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012, the Second Amendment to Loan and Security Agreement dated as of June 25, 2012, the Third Amendment to Loan and Security Agreement and Consent dated as of November 12, 2012, the Fourth Amendment to Loan and Security Agreement and Joinder dated as of December 3, 2012, the Fifth Amendment to Loan and Security Agreement dated as of April 11, 2013, the Sixth Amendment to Loan and Security Agreement and Joinder dated as of May 16, 2013, the Seventh Amendment to Loan and Security Agreement and Joinder dated as of December 6, 2013, and the Eighth Amendment to Loan and Security Agreement and Joinder dated as of March 19, 2014 (as amended, the “Agreement”).
B.    The Prior Borrower Group and Bank are parties to that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated as of March 5, 2012 (the “Interest Rate Addendum”).
C.    On or about December 10, 2014, Upland acquired all of the equity interests of Upland IX.
D.     The Prior Borrower Group desires to join Upland IX as a “Borrower” under the Agreement and the Interest Rate Addendum, and otherwise amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.By execution and delivery of this Amendment, Upland IX shall, and does hereby become a party to the Agreement and the Interest Rate Addendum as a “Borrower” as if an original signatory thereto (the “Joinder”). Upland IX (a) acknowledges and agrees that it has read the Agreement, the Interest Rate Addendum and the other Loan Documents; (b) consents to all of the provisions of the Agreement, the Interest Rate Addendum and the Loan Documents relating to it, as applicable; and (c) acknowledges and agrees that this Amendment has been freely executed without duress and after an opportunity was provided to it for review of the Agreement, the Interest Rate Addendum, this Amendment and all other Loan Documents by competent legal counsel of its choice.
2.    All references to “Borrower” in the Agreement, the Interest Rate Addendum and the other Loan Documents shall hereafter mean, individually and collectively, Upland, Upland I, Upland III, Upland IV, Upland V, Upland VI, Upland VII, and Upland IX.
3.    Borrowers have informed Bank that, pursuant to a Settlement and Dismissal Agreement dated as of March 2, 2015, Upland Canada entered into a settlement with Enpat, Inc., a Florida corporation (the “Settlement”). Borrowers have requested that Bank consent to the Settlement. Bank hereby consents to the Settlement.

4.    Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:
“‘Adjusted EBITDA’ means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in each case to the extent deducted in the calculation of Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expenses of Upland and its consolidated Subsidiaries, including without limit those expenses associated with granting stock options and restricted stock, plus (v) transaction and restructuring expenses incurred by Upland and its consolidated Subsidiaries in connection with the acquisitions of Upland IX and Solution Q within twelve (12) months after the date of the consummation of the applicable acquisition in an aggregate amount not exceeding Two Million Two Hundred Thousand Dollars ($2,200,000), plus (vi) one-time legal and settlement expenses associated with the Enpat lawsuit, not to exceed $600,000, plus (vii) one-time transaction and restructuring expenses incurred by Upland and its consolidated Subsidiaries in connection with an acquisition and approved by Bank in writing, plus (viii) any net change in deferred revenue during such period, including without limitation deferred revenue of an acquired company that, due to the business combination, is not recognized as revenue of the acquiring company under GAAP, plus (ix) Upland’s and its consolidated Subsidiaries’ expenses related to foreign exchange losses for such period, and minus, to the extent added in computing Consolidated Net Income, and without duplication, (x) non-cash tax credits for such period and (y) foreign exchange related gains, all as determined in accordance with GAAP other than with respect to clauses (v), (vi) and (vii) above. Adjusted EBITDA shall be calculated on a trailing four quarter basis for all testing periods; provided however, with respect to any acquired company, Adjusted EBITDA shall be calculated on (A) as of the first measuring period ending after the date such acquired company was acquired (the ‘Acquisition Date’), a trailing four quarter basis, (B) as of the second measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the one fiscal quarter period ending as of such date, (C) as of the third measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the two fiscal quarter period ending as of such date, (D) as of the fourth measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the three fiscal quarter period ending as of such date, and (E) as of the fifth measuring period ending after the Acquisition Date, and for each measuring period thereafter, a trailing four quarter basis.”
“‘Fixed Charge Coverage Ratio’ means for any date of determination and with respect to any Person, the ratio of (i) the Adjusted EBITDA of such Person for such period, to (ii) the sum of (A) the current portion of all long-term Indebtedness of such Person, plus (B) the Consolidated Total Interest Expense paid or accrued of such Person during such period, plus (C) all income taxes paid in cash by such Person, plus (D) unfinanced capital expenditures of such Person during such period.”
“‘Ninth Amendment Date’ means March 23, 2015.”
“‘Revolving Maturity Date’ means April 11, 2017.”
“‘Solution’ means Solution Q Inc., a corporation existing under the laws of Ontario.”
“‘Total Debt’ means all indebtedness of Upland and its consolidated Subsidiaries owing to Bank plus (a) all capital lease obligations of Upland and its consolidated Subsidiaries and (b) amounts owing under the Sellers’ Notes.”

“‘Total Senior Debt’ means all indebtedness of Upland and its consolidated Subsidiaries owing to Bank.”
“‘Upland IX’ means Upland IX, LLC, a Delaware limited liability company.”
5.    The definition of “Tenrox Canada” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:
“‘Upland Canada’ means Upland Software Inc., a Canadian corporation constituted under the Canada Business Corporations Act, f/k/a Tenrox Inc.”
6.    The definition of “Tenrox Canada Loan Agreement” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:
“‘Upland Canada Loan Agreement’ means that certain Loan and Security Agreement dated as of February 10, 2012, among Bank, Upland Canada, and Solution, as amended from time to time.”
7.    The definition of “Tenrox UK” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:
“‘Upland UK’ means PowerSteering Software Limited, a private company limited by shares formed under the laws of England and Wales.”
8.    The definition of “Tenrox US” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:
“‘Upland II’ means Upland Software II, Inc., a Delaware corporation, f/k/a Tenrox Inc.”
9.    The definition of “Tenrox US Security Agreement” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:
“‘Upland US Security Agreement’ means that certain Security Agreement dated as of March 5, 2012 by and between Upland II and Bank, as amended from time to time.”
10.    All references to “Tenrox Canada” in the Agreement are deleted and replaced with references to “Upland Canada”.
11.    All references to “Tenrox Canada Loan Agreement” in the Agreement are deleted and replaced with references to “Upland Canada Loan Agreement”.
12.    All references to “Tenrox UK” in the Agreement are deleted and replaced with references to “Upland UK”.
13.    All references to “Tenrox US” in the Agreement are deleted and replaced with references to “Upland II”.
14.    All references to “Tenrox US Security Agreement” in the Agreement are deleted and replaced with references to “Upland II Security Agreement”.
15.    Subsection (c) of the definition of “Permitted Indebtedness” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c)    Indebtedness of Borrowers, Upland II, Upland Canada, Solution or any of them, individually or in the aggregate, in an amount not to exceed Four Million Dollars ($4,000,000.00) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness.”

16.    Subsection (c) of the definition of “Permitted Liens” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:
“(c)    Liens securing obligations of Borrowers, Upland II, Upland Canada, Solution or any of their Subsidiaries, or any of them, individually or in the aggregate, not to exceed Four Million Dollars ($4,000,000.00) (i) upon or in any Equipment acquired or held by a Borrower, Upland II, Upland Canada, Solution or any of their Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon and the proceeds of such Equipment.”

17.    Section 6.6 of the Agreement is amended and restated to read in its entirety as follows:
“6.6    Accounts. Such Borrower, each Guarantor, Upland Canada and Solution shall maintain all of their depository and operating accounts with Bank and their investment accounts with Bank or Bank’s Affiliates covered by a control agreement in form and substance reasonably acceptable to Bank. Notwithstanding the foregoing such Borrower, each Guarantor, Upland Canada and Solution may maintain accounts outside of Bank, provided that the aggregate balance of all such accounts of Borrower, Guarantors, Upland Canada and Solution does not exceed Seven Hundred Fifty Thousand Dollars ($750,000) at any time. Notwithstanding the foregoing, (a) Upland IX may maintain accounts outside of Bank and Bank’s Affiliates not subject to a control agreement until on or before the date that is ninety (90) days after the Ninth Amendment Date and (b) Upland Canada and Solution may maintain accounts at Royal Bank of Canada (‘RBC’) not subject to a control agreement provided that Bank receives a control agreement satisfactory to it and has a perfected first priority Lien on all such RBC accounts before the date that is ninety (90) days after the Ninth Amendment Date.”
18.    Section 2.5(a) of the Agreement is amended and restated to read in its entirety as follows:
“(a)    Facility Fee. On the Ninth Amendment Date, and each annual anniversary of the Ninth Amendment Date, a fee equal to $25,000.00, which shall be nonrefundable; and”

19.    Section 6.7 of the Agreement is amended and restated in its entirety to read as follows:
“6.7    Financial Covenants.
Borrowers shall maintain the financial covenants in clauses (a) – (c) below for the period commencing on the Ninth Amendment Date through December 30, 2016.

(a)    Minimum Recurring Revenue. Upland shall maintain, on a consolidated basis with its consolidated Subsidiaries, as of any date of determination, recurring revenue, calculated on a trailing four quarter basis, of not less than $50,000,000, certified quarterly. Recurring revenue shall include pro forma recurring revenue of an acquired company.

(b)    Minimum Cash. Upland shall maintain at all times, on a consolidated basis with its consolidated Subsidiaries, Cash at Bank of not less than $7,500,000, certified monthly. This covenant shall no longer be tested upon Bank’s receipt of evidence satisfactory to it that Upland and its consolidated Subsidiaries have achieved, on a consolidated basis, a Total Senior Debt to Adjusted EBITDA ratio of less than 3.00 to 1.00.
Each Borrower authorizes Bank to decline to honor any drafts upon such Borrower’s accounts with Bank or any requests by such Borrower or any other Person to pay or otherwise transfer any part of funds held in such accounts if (i) the aggregate balance of such accounts is less than $7,500,000, or (ii) honoring such drafts or requests would cause the aggregate balance of such accounts to be, less than $7,500,000. The foregoing authorization shall only apply when the Minimum Cash covenant set forth above is in effect.
(c)    Adjusted EBITDA. Upland shall maintain, on a consolidated basis with its consolidated Subsidiaries, Adjusted EBITDA of not less than (i) $1,000,000 for the period ending September 30, 2015 and (ii) $2,500,000 for the period ending December 31, 2015 and thereafter.
Borrowers shall maintain the financial covenants in clauses (d) – (f) below for the period commencing December 31, 2016 and thereafter.

(d)     Total Senior Debt to Adjusted EBITDA Ratio. Upland shall maintain, on a consolidated basis with its consolidated Subsidiaries, as of the last day of each fiscal quarter, a ratio of (i) Total Senior Debt to (ii) Adjusted EBITDA of not more than 3.00 to 1.00.
(e)    Total Debt to Adjusted EBITDA Ratio. Upland shall maintain, on a consolidated basis with its consolidated Subsidiaries, as of the last day of each fiscal quarter, a ratio of (i) Total Debt to (ii) Adjusted EBITDA of not more than 4.00 to 1.00.
(f)    Fixed Charge Coverage Ratio. Upland shall maintain, on a consolidated basis with its consolidated Subsidiaries, as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00.”
20.    Exhibit D to the Agreement is deleted and replaced with Exhibit D attached hereto.
21.    The Schedule of Exceptions to the Agreement is amended as set forth on the Amendment to Schedule of Exceptions attached hereto.
22.    Schedule 1 to the Agreement is deleted and replaced with Schedule 1 attached hereto.
23.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
24.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

25.    Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that (except as set forth in the first paragraph of this Amendment) no Event of Default has occurred and is continuing.
26.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(h)    this Amendment, executed by Borrowers;
(i)    an Intellectual Property Security Agreement, executed by Upland IX;
(j)    an Agreement to Furnish Insurance, executed by Upland IX;
(k)    an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and related documents;
(l)    an Amendment to and Affirmation of Guaranty Documents, executed by Upland II;
(m)    a Closing Certificate, executed by Upland IX;
(n)    such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;
(o)    nonrefundable commitment fees in the amounts of (i) $79,217 with respect to the Term Loan and (b) $25,000 with respect to the Revolving Line due pursuant to Section 2.5(a) of the Agreement, which fees may be debited from any of Borrowers’ accounts;
(p)    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and
(q)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
27.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.
“Borrowers”

UPLAND SOFTWARE, INC.

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    Chief Executive Officer

UPLAND SOFTWARE I, INC.

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

UPLAND SOFTWARE III, LLC

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

UPLAND SOFTWARE IV, INC.

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

UPLAND SOFTWARE V, INC.

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

[Signature Page to Ninth Amendment to Loan and Security Agreement, Joinder and Consent]

UPLAND SOFTWARE VI, LLC

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

UPLAND SOFTWARE VII, INC.

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

UPLAND IX, LLC

By:    /s/ John T. McDonald

Name:    John T. McDonald

Title:    President

[Signature Page to Ninth Amendment to Loan and Security Agreement, Joinder and Consent ]

“Bank”

COMERICA BANK

By:    /s/ Amy Malnar

Name:    Amy Malnar

Title:    Vice President

[Signature Page to Ninth Amendment to Loan and Security Agreement, Joinder and Consent ]

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

Please send all Required Reporting to:                Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
300 W. Sixth St., Suite 2250
Austin, TX 78701
Fax: (512) 427-7178
EMAIL: tlstxcompliance@comerica.com

FROM: UPLAND SOFTWARE, INC., UPLAND SOFTWARE I, INC., UPLAND SOFTWARE III, LLC, UPLAND SOFTWARE IV, INC., UPLAND SOFTWARE V, INC., UPLAND SOFTWARE VI, LLC, UPLAND SOFTWARE VII, INC., and UPLAND IX, LLC

The undersigned authorized Officer of _____________________________________ (“Borrower”), for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012, among Borrowers and Bank (as amended, the “Agreement”) hereby certifies that in accordance with the terms and conditions of the Agreement, (i) each Borrower is in complete compliance for the period ending with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes and with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Re Upland Unqualified F/S	Annually, within 150 days of FYE	YES	NO
Borrowing Base Certificate, A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by 12/31	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Availability under 2012 McDonald Note	Amount: $___________________________	N/A	N/A
Total amount of Borrowers’ cash and investments	Amount: $____________________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $____________________________	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice _____________________	YES	NO
Inventory Disputes> $100,000 (Sect. 6.3)	Notify promptly upon notice _____________________	YES	NO
Mergers & Acquisitions> $100,000 (Sect. 7.3)	Notify promptly upon notice _____________________	YES	NO
Cross default with other agreements>$250,000 (Sect. 8.7)	Notify promptly upon notice _____________________	YES	NO
Judgments Settlements > $200,000 (Sect. 8.9)	Notify promptly upon notice _____________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE CERTIFIED MONTHLY, UNLESS OTHERWISE NOTED

Minimum Trailing Four Quarter Recurring Revenue, certified quarterly	$50,000,000	$__________________	YES	NO
Minimum Cash	$7,500,000	$__________________	YES	NO
Minimum Adjusted EBITDA, certified quarterly	See Section 6.7(c)	$__________________	YES	NO
Maximum Total Senior Debt to Adjusted EBITDA Ratio, certified quarterly	3.00 to 1.00	__________:1.00	YES	NO
Maximum Total Debt to Adjusted EBITDA Ratio, certified quarterly	4.00 to 1.00	__________:1.00	YES	NO
Consolidated Fixed Charge Coverage Ratio, certified quarterly	1.20 to 1.00	__________:1.00	YES	NO

FINANCIAL COVENANTS*	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$4,000,000, individually or in aggregate	$______________________	YES	NO
Permitted Indebtedness for credit cards	<$50,000	$______________________	YES	NO
Permitted Investments for non-borrower subsidiaries	<$100,000	$______________________	YES	NO
Permitted Investments for employee loans	<$100,000	$______________________	YES	NO
Permitted Investments for joint ventures	<$100,000	$______________________	YES	NO
Other Permitted Investments	<$100,000	$______________________	YES	NO
Permitted Liens for equipment leases	<$4,000,000, individually or in aggregate	$______________________	YES	NO
Permitted Transfers	<$100,000	$______________________	YES	NO

* -- On a per Borrower basis.

Please Enter Below Comments Regarding Violations and Exceptions to Representations and Warranties:

The undersigned further acknowledges that at any time Borrowers, or any of them, are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

UPLAND SOFTWARE, INC., for itself and on behalf of the
Borrowers party to that certain Loan and Security Agreement among Comerica Bank,
Upland Software, Inc., Upland Software I, Inc., Upland Software III, LLC, Upland Software IV, Inc.,
Upland Software V, Inc., Upland Software VI, LLC, Upland Software VII, Inc., and Upland IX, LLC

Authorized Signer

Name

Title

[Exhibit D - Page 1]